Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of January 3, 2014, among OSI RESTAURANT PARTNERS, LLC, a Delaware limited liability company (the “Borrower”), OSI HOLDCO, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below (as amended by this Second Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent, the lenders party thereto and the other parties thereto have entered into a Credit Agreement, dated as of October 26, 2012 (the “Original Credit Agreement”);

WHEREAS, the Borrower, Holdings, the Administrative Agent, the lenders party thereto and the other parties thereto entered into a First Amendment to Credit Agreement, Guaranty and Security Agreement, dated as of April 10, 2013 (the “First Amendment”) (the Original Credit Agreement, as amended by the First Amendment, the “Credit Agreement”);
WHEREAS, Section 7.12 of the Credit Agreement permits the Borrower, upon written notice to the Administrative Agent, to change its fiscal quarter or fiscal year to any other fiscal quarter or fiscal year reasonably acceptable to the Administrative Agent, and authorizes the Borrower and the Administrative Agent to make any adjustments to the Credit Agreement that are necessary to reflect such change in fiscal quarter or fiscal year; and
WHEREAS, the Borrower and the Administrative Agent wish to amend the Credit Agreement to reflect the changes in the fiscal quarter and fiscal year of the Borrower more fully described herein, on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1. Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined term in the appropriate alphabetical order:
“Fiscal Year Conversion Date” has the meaning specified in Section 7.12.
(b)     Section 7.11 of the Credit Agreement is hereby amended by deleting the text “in respect of the last day of such Test Period set forth below” appearing therein and inserting the text “in respect of the date set forth below that is on or closest to the last day of such Test Period” in lieu thereof.
(c) Section 7.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Make any change in fiscal quarter or fiscal year; provided, however, that as of any date (the “Fiscal Year Conversion Date”) on or after January 1, 2014, the Borrower may, upon written notice to the Administrative Agent specifying the Fiscal Year Conversion Date selected by the Borrower (which notice may be delivered up to ten (10) days following such Fiscal Year Conversion Date and shall be distributed by the Administrative Agent to the Lenders), change (i) its fiscal year to a fifty-two (52) week year commencing on the calendar day immediately following the last day of the prior fiscal year and ending on the last Sunday in December and (ii) its fiscal quarter to a thirteen (13) week period ending on a Sunday and consisting of two four (4) week periods followed by one five (5) week period (with the first fiscal quarter in each fiscal year beginning on the first day of such fiscal year); provided, further, that in the case of any such change in the Borrower’s fiscal year and fiscal quarter, (x) in the event such change occurs during the 2014 fiscal year, the 2014 fiscal year shall commence on January 1, 2014, (y) the first fiscal quarter of the Borrower occurring after the Fiscal Year Conversion Date shall commence on the Fiscal Year Conversion Date and may consist of less than thirteen (13) full weeks and (z) the fiscal year and fiscal quarter ending December 31, 2017 shall consist, respectively, of fifty-three (53) weeks and a fourteen (14) week period consisting of two four (4) week periods followed by one six (6) week period.”
SECTION 2. Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees that, with respect to each Loan Document to which it is a party, after giving effect to the Second Amendment:
(a)all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall remain in full force and effect on a continuous basis; and
(b)all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.19 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Obligations, to the extent provided in such Loan Documents.
SECTION 3. Conditions of Effectiveness of this Second Amendment. This Second Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “Second Amendment Effective Date”):

(a)    Holdings, the Borrower, the Administrative Agent and the Subsidiary Guarantors existing as of the Second Amendment Effective Date shall have signed a

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counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Jordan Padover (jpadover@whitecase.com; facsimile number 212-354-8113), counsel to the Administrative Agent;
(b)    the Borrower shall have paid, by wire transfer of immediately available funds, any reasonable and documented out-of-pocket costs and expenses of the Administrative Agent required to be paid or reimbursed pursuant to Section 10.04 of the Credit Agreement, including Attorney Costs; and
(c)    there shall have been delivered to the Administrative Agent copies of resolutions of the board of directors (or similar governing body) of the Borrower and Holdings approving and authorizing the execution, delivery and performance of this Second Amendment, certified as of the Second Amendment Effective Date by a Responsible Officer of the Borrower and Holdings as being in full force and effect without modification or amendment.
SECTION 4. Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 5. Remedies. This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 6. Representations and Warranties. To induce the Administrative Agent to enter into this Second Amendment, each Loan Party represents and warrants to the Administrative Agent on and as of the Second Amendment Effective Date that, in each case:
(a)    this Second Amendment has been duly authorized, executed and delivered by such Loan Party and each of this Second Amendment, the Credit Agreement (as amended by this Second Amendment) and the other Loan Documents to which such Loan Party is a party constitute such Loan Party’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to Debtor Relief Laws, general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing; and
(b)    no Default or Event of Default exists and is continuing.
SECTION 7. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment.

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(b)    The Credit Agreement, as specifically amended by this Second Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Credit Agreement, as amended by this Second Amendment, and the other Loan Documents.
(c)    The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 8. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 9. Counterparts. This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Second Amendment shall be effective as delivery of an original executed counterpart of this Second Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

OSI RESTAURANT PARTNERS, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Legal Officer, Executive Vice
President and Secretary

OSI HOLDCO, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Legal Officer, Executive Vice
President and Secretary

[Signature Page to Second Amendment to OSI Credit Agreement]

FREDERICK OUTBACK, INC.
OUTBACK OF ASPEN HILL, INC.
OUTBACK OF GERMANTOWN, INC.

By:	/s/ Stephen S. Newton
Name: Stephen S. Newton
Title: President, Secretary and Treasurer

[Signature Page to Second Amendment to OSI Credit Agreement]

OBTEX HOLDINGS, LLC
OUTBACK BEVERAGES OF TEXAS, LLC

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith
Title: President

[Signature Page to Second Amendment to OSI Credit Agreement]

CARRABBA’S ITALIAN GRILL OF HOWARD COUNTY, INC.

By:	/s/ Richard Landman
Name: Richard Landman
Title: President and Assistant Secretary

[Signature Page to Second Amendment to OSI Credit Agreement]

CARRABBA’s OF GERMANTOWN, INC.
CARRABBA’S OF WALDORF, INC.

By:	/s/ Kenneth R. Russo
Name: Kenneth R. Russo
Title: President, Secretary and Treasurer

[Signature Page to Second Amendment to OSI Credit Agreement]

CIGI BEVERAGES OF TEXAS, LLC
CIGI HOLDINGS, LLC

By:	/s/ Steven T. Shlemon
Name: Steven T. Shlemon
Title: President

[Signature Page to Second Amendment to OSI Credit Agreement]

BLOOMIN’ BRANDS GIFT CARD SERVICES, LLC

CARRABBA’S DESIGNATED PARTNER, LLC

CARRABBA’S ITALIAN GRILL, LLC
CARRABBA’S KANSAS DESIGNATED PARTNER, LLC

OS ASSET, INC.
OS MANAGEMENT, INC.
OS MORTGAGE HOLDINGS, INC.
OS REALTY, LLC
OS RESTAURANT SERVICES, LLC
OSI INTERNATIONAL, LLC
OUTBACK CATERING DESIGNATED PARTNER, LLC

OUTBACK CATERING, INC.
OUTBACK DESIGNATED PARTNER, LLC
OUTBACK INTERNATIONAL DESIGNATED PARTNER, LLC

OUTBACK KANSAS DESIGNATED PARTNER, LLC

OUTBACK STEAKHOUSE
INTERNATIONAL, LLC
OUTBACK STEAKHOUSE OF FLORIDA,
LLC
PRIVATE RESTAURANT MASTER LESSEE, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate
Affairs, Executive Vice President and
Secretary

BOOMERANG AIR, INC.
OSI CO-ISSUER, INC.
OUTBACK STEAKHOUSE
INTERNATIONAL SERVICES, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Legal Officer, Executive Vice
President and Secretary

[Signature Page to Second Amendment to OSI Credit Agreement]

CARRABBA’S KANSAS LLC
OS NIAGARA FALLS, LLC
OUTBACK & CARRABBA’S OF NEW
MEXICO, INC.
OUTBACK ALABAMA, INC.
OUTBACK KANSAS LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President and Secretary

CARRABBA’S OF BOWIE, LLC

By: CARRABBA’S ITALIAN GRILL, LLC as
managing member

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate
Affairs, Executive Vice President and
Secretary

[Signature Page to Second Amendment to OSI Credit Agreement]

CARRABBA’S/BIRMINGHAM 280, LIMITED PARTNERSHIP

CARRABBA’S/COOL SPRINGS, LIMITED PARTNERSHIP

CARRABBA’S/DC-I, LIMITED
PARTNERSHIP
CARRABBA’S/DEERFIELD TOWNSHIP, LIMITED PARTNERSHIP

CARRABBA’S/GREEN HILLS, LIMITED PARTNERSHIP

CARRABBA’S/LEXINGTON, LIMITED PARTNERSHIP

CARRABBA’S/LOUISVILLE, LIMITED PARTNERSHIP

CARRABBA’S/METRO, LIMITED PARTNERSHIP

CARRABBA’S/MICHIGAN, LIMITED PARTNERSHIP

CARRABBA’S/MID ATLANTIC-I, LIMITED PARTNERSHIP

CARRABBA’S/MONTGOMERY, LIMITED PARTNERSHIP

CARRABBA’S/ROCKY TOP, LIMITED PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, LLC as
general partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate
Affairs, Executive Vice President and
Secretary

By: CARRABBA’S DESIGNATED PARTNER,
LLC, as general partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate
Affairs, Executive Vice President and
Secretary

[Signature Page to Second Amendment to OSI Credit Agreement]

CIGI NEBRASKA, INC.
CIGI OKLAHOMA, INC.
OSF NEBRASKA, INC.
OSF OKLAHOMA, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: President and Secretary

OSF/CIGI OF EVESHAM PARTNERSHIP
OUTBACK STEAKHOUSE-NYC, LTD.
OUTBACK/CARRABBA’S PARTNERSHIP
OUTBACK/DC, LIMITED PARTNERSHIP
OUTBACK/MID ATLANTIC-I, LIMITED
PARTNERSHIP
OUTBACK/STONE-II, LIMITED
PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA,
LLC, as general partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate
Affairs, Executive Vice President and
Secretary

By: CARRABBA’S ITALIAN GRILL, LLC as
general partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Officer - Legal and Corporate
Affairs, Executive Vice President and
Secretary

[Signature Page to Second Amendment to OSI Credit Agreement]

OUTBACK STEAKHOUSE
INTERNATIONAL L.P.

By: OSI INTERNATIONAL, LLC as general
partner

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Chief Legal Officer, Executive Vice President and Secretary

OUTBACK STEAKHOUSE WEST VIRGINIA,
INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Vice President, Secretary and Treasurer

[Signature Page to Second Amendment to OSI Credit Agreement]

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Administrative Agent

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By:	/s/ Michael Getz
Name: Michael Getz
Title: Vice President

[Signature Page to Second Amendment to OSI Credit Agreement]